Exhibit 99.1

                      Victoria & Eagle Strategic Fund, Ltd.
                     P.O. Box 1984 G.T., Elizabethan Square
                          Grand Cayman, Cayman Islands
                               British West Indies


                                December 19, 2003


Board of Directors
American Building Control, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057

     Re: Standstill Agreement

Gentlemen:

     This letter sets forth our agreement with respect to certain matters arising out of and related to the Series A 1.2% Cumulative Convertible Preferred Stock (the "Preferred Stock") of American Building Control, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the meanings specified in Paragraph 4(H) of the Company's Certificate of Incorporation.

     In consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     (i) From and after the date hereof and until June 18, 2005 (such period, the "Standstill Period"), Victoria & Eagle Strategic Fund, Ltd. ("V &ESF") shall not sell, transfer, assign or otherwise dispose of (collectively, "Transfer") any shares of the Preferred Stock, except for Transfers to V &ESF's affiliates that agree to be bound hereby.

     (ii) Notwithstanding anything to the contrary contained in Paragraph 4(H)(3) of the Company's Certificate of Incorporation, during the Standstill Period, the Company shall not redeem or otherwise acquire any shares of the Preferred Stock.

     (iii)Notwithstanding anything to the contrary contained in Paragraph 4(H)(I) of the Company's Certificate of Incorporation, during the Standstill Period, V &ESF shall waive irrevocably(with no cumulative catch-up), for all purposes, the payment of any dividend in excess of one-year LIBOR plus 200 bp per annum.

     (iv) The parties shall execute such additional documents, instruments and agreements and take such further action as may be necessary, required or appropriate to effectuate or carry out the purpose and intent of the foregoing.

     If the foregoing sets forth your understanding with respect to this matter, please acknowledge your acceptance of and agreement with the foregoing by executing a counterpart of this letter in the space provided below.

                                           Very truly yours,

                                           VICTORIA & EAGLE STRATEGIC FUND, LTD.


                                           By:
                                                  -----------
                                           Name:  Fabio Conti
                                           Title: Director


ACCEPTED AND AGREED:

AMERICAN BUILDING CONTROL, INC.

By:    Danny W. Mills
       --------------
Name:  Danny W. Mills
Title: CEO/President

                      Victoria & Eagle Strategic Fund, Ltd,
                     P.O. Box 1984 G.T., Elizabethan Square
                          Orand Cayman, Cayman Islands
                               British West Indies


                                December 19, 2003


Board of Directors
American Building Control, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057

     Re: Standstill Agreement

Gentlemen:

     This letter sets forth our agreement with respect to certain matters arising out of and related to the Series A 12% Cumulative Convertible Preferred Stock (the "Prefened Stock") of American Building Control, Inc., a Delaware corporation (the "Company"). Capitalized teml! used but not otherwise defined herein shall have the meanin&s specified in Paragraph 4(H) of the Companys Certificate of Incorporation.

     In consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     (i) From and after the date hereof and wtil June 18, 2005 (such period, the "Standstill Period"), Victoria & Eagle Strategic Fwd, Ltd. ("V &ESF") shall not sell. transfer, assign or otherwise dispose of (collectively, "Transfer") any shares of the Preferred Stock, except for Transfers to V &ESF's affiliates that agree to be bound hereby.

     (ii) Notwithstanding anything to the contrary contained in Paragraph 4(H)(3) of the Company's Certificate of Incorporation, during the Standstill Period, the Company shall not ~deem or otherwise acquire any shares of the Preferred Stock.

     (iii) Notwithstanding anything to the contrary contained in Paragraph 4(H)(1) of the Company's Certificate of Incorporation, during the Standstill Period. V &ESF shall waive irrevocably (with no cumulative catch-up), for all purposes, the payment of any dividend in excess of one-year LIBOR plus 200 bp per annum.

     (iv) The parties shall execute such additional documents, instruments and agreements and take such further action as may be necessarj, required or appropriate to effectua1C or carry out the p1.11'P(degree)se and intent of the foregoing.

     If the foregoing sets forth your understanding with respect to this matter, please acknowledge your acceptance of and agreement with the foregoing by executing a counterpart of this letter in the space provided below.

                                           Very truly yours,

                                           VICTORIA & EAGLE STRATEGIC FUND, LTD.


                                           By:    Fabio Conti
                                                  -----------
                                           Name:  Fabio Conti
                                           Title: Director


ACCEPTED AND AGREED:

AMERICAN BUILDING CONTROL, INC.

By:
       --------------
Name:
Title:

                      Victoria & Eagle Strategic Fund, Ltd,
                     P.O. Box 1984 G.T., Elizabethan Square
                          Orand Cayman, Cayman Islands
                               British West Indies


                                December 19, 2003


Solico International, Inc.
922 Isom
San Antonio, Texas 78216
Attention: J. Collier Sparks

     Re: Stock Purchase Agreement dated September 22, 2003 between Solico International, Inc. and Victoria & Eagle Strategic Fund, Ltd., as amended by Amendment No. 1 to Stock Purchase Agreement dated September 30, 2003, as futher amended by Amendment No. 2 to Stock Purchase Agreement dated October 9, 2003.

Gentlemen:

     Pursuant  to  Section  8.1(e)  of  the  above-referenced   agreement,   the
undersigned hereby terminates such agreement effectively immediately.


                                           Very truly yours,

                                           VICTORIA & EAGLE STRATEGIC FUND, LTD.


                                           By:    Fabio Conti
                                                  -----------
                                           Name:  Fabio Conti
                                           Title: Director

FC/rah
cc:    Andrews & Kurth L.L.P.
       111 Congress Avenue
       Suite 1700
       Austin, Texas 78701-4069
       Attention: Carmelo Gordian